Exhibit 99(d)

                     SCHEDULE II -VALUATION AND QUALIFYING ACCOUNTS AND RESERVES



                                                                         Additions
                                                             -----------------------------------
                                                Balance,       Charged to     Charged to Other                    Balance,
      Description                                Jan. 1          Expense        Accounts (1)    Deductions (2)     Dec. 31
-------------------------------------------------------------------------------------------------------------------------------
                                                                              (in thousands)
Valuation and Qualifying Accounts Which are Deducted in the Balance Sheet From the Assets to Which They Apply:
     Accumulated Provision for Uncollectible Accounts:
     -------------------------------------------------
        Alliant Energy
        --------------
           Year ended Dec. 31, 2002               $7,891           $8,115          $1,244            $11,731         $5,519
           Year ended Dec. 31, 2001                4,341            9,317           1,510              7,277          7,891
           Year ended Dec. 31, 2000                3,048            3,644           1,616              3,967          4,341
        IP&L
        ----
           Year ended Dec. 31, 2002               $1,883           $3,115             $--             $3,716         $1,282
           Year ended Dec. 31, 2001                1,316            7,206              --              6,639          1,883
           Year ended Dec. 31, 2000                1,841            3,273              --              3,798          1,316
        WP&L
        ----
           Year ended Dec. 31, 2002               $1,543           $4,067          $1,244             $4,626         $2,228
           Year ended Dec. 31, 2001                    8               37           1,498                 --          1,543
           Year ended Dec. 31, 2000                    6                2              --                 --              8
Note:  The above provisions relate to various customer, notes and other receivable balances included in various line items on the respective Consolidated Balance Sheets.

Other Reserves:
    Accumulated Provision for Injuries & Damages, Workers' Compensation, Litigation and Other Miscellaneous Reserves:
    -----------------------------------------------------------------------------------------------------------------
        Alliant Energy
        --------------
           Year ended Dec. 31, 2002               $7,596          $10,221             $--             $4,079        $13,738
           Year ended Dec. 31, 2001               12,489            3,047              --              7,940          7,596
           Year ended Dec. 31, 2000                8,963            8,505              --              4,979         12,489
        IP&L
        ----
           Year ended Dec. 31, 2002               $4,618           $4,551             $--             $1,994         $7,175
           Year ended Dec. 31, 2001                4,825            1,712              --              1,919          4,618
           Year ended Dec. 31, 2000                5,123            2,766              --              3,064          4,825
        WP&L
        ----
           Year ended Dec. 31, 2002               $2,574           $4,011             $--             $1,732         $4,853
           Year ended Dec. 31, 2001                2,689            1,266              --              1,381          2,574
           Year ended Dec. 31, 2000                2,994            1,282              --              1,587          2,689

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(1)  In 2000, Alliant Energy acquired EUA Cogenex Corporation and assumed a provision of $1.6 million. In accordance with its regulatory treatment, certain amounts provided by WP&L are recorded in regulatory assets.
(2) Deductions are of the nature for which the reserves were created. In the case of the accumulated provision for uncollectible accounts, deductions from this reserve are reduced by recoveries of amounts previously written off.



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